EXHIBIT 10.8
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                             SUBORDINATION AGREEMENT

                  This SUBORDINATION AGREEMENT, dated as of October 7, 2004 (this "AGREEMENT"), is entered into among Laurus Master Fund, Ltd. ("LAURUS"), as First Lien Collateral Agent and as First Lien Lender (each, as defined below), DEUTSCHE BANK TRUST COMPANY AMERICAS, as Second Lien Collateral Agent (as defined below), the Second Lien Lenders referred to below, and DSL.net, Inc., a Delaware corporation (the "BORROWER"), for itself and on behalf of its Subsidiaries (as defined in the Laurus Security Agreement referred to below).

                              W I T N E S S E T H:

                  WHEREAS, the Borrower and Laurus (individually, a "FIRST LIEN LENDER" and, together with its successors and assigns, the "FIRST LIEN LENDERS") have entered into a Security Agreement, dated as of August 31, 2004 (as such agreement may be amended, amended and restated, supplemented or otherwise modified, from time to time by the parties thereto, the "LAURUS SECURITY AGREEMENT"), pursuant to which the First Lien Lender has agreed to make loans and extend other financial accommodations to the Borrower on a secured basis; and

                  WHEREAS, the Borrower, Deutsche Bank AG London, by DB Advisors, LLC as investment advisor, and certain other investors party thereto (collectively, the "SECOND LIEN LENDERS") have entered into that certain Note and Warrant Purchase Agreement, dated as of July 18, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "PURCHASE AGREEMENT"), pursuant to which the Second Lien Lenders have purchased certain Senior Secured Promissory Notes (the "INVESTOR NOTES) and warrants from the Borrower.

                  WHEREAS, the Borrower, certain Subsidiaries of the Borrower parties thereto, the Second Lien Lenders and the Second Lien Collateral Agent are parties to an Agency, Guaranty and Security Agreement, dated as of July 18, 2003 (as amended, amended and restated, supplemented or otherwise modified, from time to time by the parties thereto, the "AGENCY AGREEMENT"), securing the obligations of the Borrower owing to the Second Lien Lenders under and in respect of the Investor Notes; and

                  WHEREAS, it is a condition to the effectiveness of the Laurus Security Agreement that this Agreement be executed and delivered by the parties hereto to set forth the terms of the respective rights of the First Lien Claimholders (as defined below), on the one hand, and the Second Lien Claimholders (as defined below), on the other hand, and the application of any proceeds and certain other matters; and

                  NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.        DEFINITIONS

                  Unless otherwise defined herein, terms defined in the Laurus Security Agreement and used herein shall have the meanings specified in the Laurus Security Agreement. In addition, as used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural form of the terms indicated):
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                  "ADEQUATE PROTECTION" means "adequate protection" under
Section 361, 362, 363 or 364 of the Bankruptcy Code.

                  "AGENCY AGREEMENT" has the meaning set forth in the recitals hereto.

                  "AGREEMENT" has the meaning set forth in the recitals hereto.

                  "BANKRUPTCY CODE" means 11 U.S.C. ss.ss. 101 et seq.

                  "BORROWER" has the meaning set forth in the recitals hereto, and shall include any successor in interest thereto.

                  "CLAIMHOLDERS" means, collectively, the First Lien Claimholders and the Second Lien Claimholders.

                  "COMMON COLLATERAL" means (a) all trade accounts receivable, and other book debts and other forms of obligations associated with all trade accounts receivable (other than forms of obligations evidenced by Chattel Paper (as defined in the UCC) or Instruments (as defined in the UCC) relating thereto)(including any right to receive payment for the sale of a product owned by the Borrower or the provision of services by the Borrower), now or hereafter owned by the Borrower; (b) all collateral security of any kind given by the Borrower or any other Person with respect to the foregoing; (c) all supporting obligations (as defined in the UCC); (d) the Deposit Account, no. 9429398649, maintained at Fleet National Bank, a national banking association organized under the laws of the United States and having its principal place of business at 100 Federal Street, Boston, Massachusetts and any funds on deposit therein;
(e) all Books and Records relating to each of the foregoing; (f) all proceeds of all or any of the foregoing and (g) any tort claims or other claims and other rights to payment, including insurance claims against third parties, relating to each of the foregoing.

                  "COLLATERAL DOCUMENT" means any First Lien Collateral Document or Second Lien Collateral Document, as the context may require.

                  "DEBTOR RELIEF LAWS" means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

                  "DISPOSITION" or "DISPOSE" means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

                  "FIRST LIEN CLAIMHOLDERS" means, at any relevant time, the holders of the First Lien Obligations outstanding at such time.

                  "FIRST LIEN COLLATERAL AGENT" means the First Lien Collateral Agent referred to herein and any successor agent thereto, or if there is no acting First Lien Collateral Agent under the Laurus Security Agreement and the Ancillary Agreements, First Lien Lenders holding more than 80% of the sum of the aggregate unpaid principal amount of the Notes outstanding.

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                  "FIRST LIEN COLLATERAL DOCUMENTS" means the Laurus Security
Agreement and any Ancillary Documents executed in favor of the First Lien Collateral Agent and creating or purporting to create a Lien in respect of the First Lien Obligations on the Common Collateral.

                  "FIRST LIEN LENDERS" has the meaning set forth in the recitals hereto.

                  "FIRST LIEN OBLIGATIONS" means all of Obligations owing to the First Lien Lenders under the Laurus Security Agreement and the Ancillary Agreements.

                  "GOVERNMENTAL AUTHORITY" means any nation or government, any state, province, city, municipal entity or other political subdivision thereof, and any governmental, executive, legislative, judicial, administrative or regulatory agency, department, authority, instrumentality, commission, board or similar body, whether federal, state, territorial, local or foreign.

                  "INSOLVENCY OR LIQUIDATION PROCEEDING" means (a) any voluntary or involuntary case or proceeding under any Debtor Relief Laws with respect to the Borrower or any of its Subsidiaries, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership or other similar case or proceeding with respect to the Borrower or any of its Subsidiaries or with respect to any of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of the Borrower or any of its Subsidiaries, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any general assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Borrower or any of its Subsidiaries.

                  "INVESTOR NOTES" has the meaning set forth in the recitals hereto.

                  "LAURUS" has the meaning set forth in the recitals hereto.

                  "LAURUS SECURITY AGREEMENT" has the meaning set forth in the recitals hereto.

                  "LAWS" means, collectively, all applicable international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, licenses, authorizations and permits of, and settlement agreements with, any Governmental Authority, in each case whether or not having the force of law.

                  "LIEN" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

                  "PAID IN FULL" and "PAYMENT IN FULL" means, with respect to any and all First Lien Obligations, (a) payment in full thereof in cash (or otherwise to the written satisfaction of the First Lien Claimholders with respect to such First Lien Obligations), and (b) termination of the Loans and all other First Lien Obligations of the First Lien Claimholders under the Laurus Security Agreement and the Ancillary Agreements.

                  "PURCHASE AGREEMENT" has the meaning set forth in the recitals hereto.
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                  "RECOVERY" has the meaning set forth in Section 6.3 hereof.

                  "REQUIRED FIRST LIEN LENDERS" means, at any time, First Lien Lenders holding at least 51% of the sum of the aggregate unpaid principal amount owing under the Notes outstanding.

                  "REQUIRED SECOND LIEN LENDERS" means, at any time, Second Lien Lenders holding at least 51% of the sum of the aggregate unpaid principal amount owing under the Investor Notes outstanding.

                  "SECOND LIEN CLAIMHOLDERS" means, at any relevant time, the holders of the obligations owing to the Second Lien Lenders under the Agency Agreement and the Investor Notes outstanding at such time.

                  "SECOND LIEN COLLATERAL AGENT" means the Second Lien Collateral Agent referred to herein and any successor agent thereto, or if there is no acting Second Lien Collateral Agent under the Agency Agreement and the Investor Notes, the Second Lien Lenders holding more than 80% of the sum of the aggregate unpaid principal amount of Investor Notes outstanding.

                  "SECOND LIEN COLLATERAL DOCUMENTS" means each security agreement, mortgage, cash collateral deposit letter, collateral assignment, pledge agreement and other similar agreement, instrument or document executed in favor of the Second Lien Collateral Agent and creating or purporting to a create a Lien in respect of the Second Lien Obligations.

                  "SECOND LIEN LENDERS" has the meaning set forth in the recitals hereto.

                  "SECOND LIEN OBLIGATIONS" means all of obligations owing to the Second Lien Lenders under the Agency Agreement and the Investor Notes.

                  "UNIFORM COMMERCIAL CODE" or "UCC" means the Uniform Commercial Code of the State of New York, as amended.

SECTION 2.        LIEN PRIORITIES

                  2.1      RELATIVE PRIORITIES

                  Notwithstanding the date, manner or order of grant, attachment or perfection of any Lien granted to the Second Lien Collateral Agent or the Second Lien Claimholders on the Common Collateral or of any Lien granted to the First Lien Collateral Agent or the First Lien Claimholders on the Common Collateral and notwithstanding any provision of the UCC, or any applicable Laws or decision or the Investor Notes, the Agency Agreement, the Laurus Security Agreement or any Ancillary Agreement or any other circumstance whatsoever (including, without limitation, any non-perfection of any Lien securing or purporting to secure the First Lien Obligations or the Second Lien Obligations), the Second Lien Collateral Agent and each Second Lien Claimholder agree that:
(a) any Lien on the Common Collateral securing the First Lien Obligations now or hereafter held by or for the benefit of the First Lien Claimholders, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Common Collateral securing the Second Lien Obligations; and (b) any Lien on the Common Collateral securing the Second Lien Obligations now or hereafter held by or for the benefit of the Second Lien Claimholders, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Common Collateral securing the First Lien Obligations. All Liens on the Common Collateral securing the First Lien Obligations shall be and remain senior to all

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Liens on the Common Collateral securing the Second Lien Obligations for all purposes, whether or not such Liens securing the First Lien Obligations are subordinated to any Lien securing any other obligation of the Borrower.

                  2.2      PROHIBITION ON CONTESTING LIENS

                  Each of the Second Lien Collateral Agent and each Second Lien Claimholder agrees that it shall not, and hereby waives any right to, contest, or support any other Person in contesting, in any proceeding (including, without limitation, any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of any Lien held by the First Lien Collateral Agent or First Lien Claimholders in the Common Collateral. Each of the First Lien Collateral Agent and each First Lien Claimholder (by its acceptance of the benefits of the Laurus Security Agreement and the Ancillary Agreements) agrees that it shall not, and hereby waives any right to, contest, or support any other Person in contesting, in any proceeding (including, without limitation, any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of any Lien held by the Second Lien Collateral Agent and/or the Second Lien Claimholders in the Common Collateral; PROVIDED that this Section 2.2 shall not be construed to prevent or impair the rights of the First Lien Collateral Agent or First Lien Claimholders to enforce this Agreement, including without limitation, the priority of Liens in Section 2.1 and the exercise of remedies in Section 3.1

SECTION 3.        ENFORCEMENT; APPLICATION OF PROCEEDS OF COLLATERAL AND
                  OTHER PAYMENTS

                  3.1      EXERCISE OF REMEDIES

                  The Second Lien Collateral Agent and each Second Lien Claimholder agrees that it shall not, with respect to the Second Lien Obligations, take or receive from or on behalf of the Borrower, directly or indirectly, in cash or other property or by setoff, counterclaim or in any other manner (whether pursuant to any enforcement, collection, execution, levy, foreclosure action or other proceeding or otherwise) any Common Collateral or any proceeds of Common Collateral, unless and until all First Lien Obligations have been paid in full in accordance with Section 3.2 hereof. Without limiting the generality of the foregoing, unless and until the First Lien Obligations have been paid in full, except as expressly provided herein or in the Laurus Security Agreement, the sole right of the Second Lien Collateral Agent and the Second Lien Claimholders with respect to the Common Collateral is to hold a Lien on the Common Collateral pursuant to the Agency Agreement and the Investor Notes for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after payment in full of the First Lien Obligations; PROVIDED HOWEVER, that nothing in this paragraph shall be construed to impair the right of the Second Lien Claimholders to receive payments of principal, interest, fees and other amounts in respect of the Second Lien Obligations as provided for in the Agency Agreement and the Investor Notes, and to enforce the making of such payments by bringing suit at law with respect to any unpaid amounts of such payments. Each of the Second Lien Collateral Agent and the Second Lien Claimholders (i) further agrees that the Second Lien Collateral Agent and the other Second Lien Claimholders will not take any action that would hinder, delay, limit, impede or prohibit any exercise of remedies by the First Lien Collateral Agent to the extent related to satisfying the First Lien Obligations, including any collection, sale, lease, exchange, transfer or other Disposition of the Common Collateral, whether by foreclosure or otherwise, or that would limit, invalidate, avoid or set aside any Lien or Collateral Document securing or purporting to secure the First Lien Obligations or subordinate the priority of the First Lien Obligations to the Second Lien Obligations or grant the Liens securing the Second Lien Obligations equal ranking to the Liens securing the First Lien Obligations and (ii) hereby waives any and all rights it may have (other than as specified herein) as a junior lien creditor or otherwise (whether arising under the UCC or under any other Law) to object to the manner in which the First Lien Collateral

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Agent or the First Lien Claimholders seek to enforce or collect the First Lien
Obligations or the Liens now or hereafter granted in any Collateral to secure the First Lien Obligations, regardless of whether any action or failure to act by or on behalf of the First Lien Collateral Agent or the First Lien Claimholders is adverse to the interest of the Second Lien Claimholders.

                  3.2      APPLICATION OF PROCEEDS OF COLLATERAL

                  All proceeds of Common Collateral received by the First Lien Collateral Agent (including, without limitation, any interest earned thereon) resulting from the sale, collection or other Disposition of Common Collateral in connection with any demand for payment or acceleration thereof, the exercise of any rights or remedies with respect to any Common Collateral securing the First Lien Obligations and the Second Lien Obligations or the commencement or prosecution of enforcement of any of the rights and remedies under, as applicable, the Laurus Security Agreement, the Ancillary Agreements, the Agency Agreement or the Investor Notes, or applicable Law, including without limitation the exercise of any rights of set-off or recoupment, and the exercise of any rights or remedies of a secured creditor under the UCC of any applicable jurisdiction or under the Bankruptcy Code shall be applied to the First Lien Obligations and Second Lien Obligations as follows:

                  First, to payment of that portion of the First Lien Obligations constituting fees, indemnities, expenses and other amounts (including the reasonable fees and expenses of counsel) payable to the First Lien Collateral Agent in its capacity as such;

                  Second, to payment of that portion of the First Lien Obligations constituting fees payable to the First Lien Lenders, ratably among them in proportion to the amounts described in this clause Second payable to them;

                  Third, to payment of that portion of the First Lien Obligations constituting indemnities and other amounts (other than fees, principal and interest) payable to the First Lien Lenders (including the reasonable fees and expenses of counsel), ratably among them in proportion to the amounts described in this clause Third payable to them;

                  Fourth, to payment of that portion of the First Lien Obligations constituting accrued and unpaid interest on the Loans, ratably among the First Lien Lenders in proportion to the respective amounts described in this clause Fourth payable to them;

                  Fifth, to payment of that portion of the First Lien Obligations constituting unpaid principal of the Loans, ratably under this clause Fifth among the First Lien Lenders in proportion to the aggregate amounts of such Loans owing to First Lien Lenders then due and payable;

                  Sixth, to payment of that portion of the Second Lien Obligations constituting fees, indemnities, expenses and other amounts (including the reasonable fees and expenses of counsel) payable to the Second Lien Collateral Agent in its capacity as such;

                  Seventh, to payment of all other Second Lien Obligations of the Borrower and its Subsidiaries owing under or in respect of the Agency Agreement and the Investor Notes, including, without limitation, fees, unpaid principal, accrued and unpaid interest, indemnities and other amounts (including the reasonable fees and expenses of counsel) that are due and payable to the Second Lien Collateral Agent and the Second Lien Lenders, ratably based upon the respective aggregate amounts of all such Second Lien Obligations owing to the Second Lien Lenders on such date;

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                  Last, the balance, if any, after all of the First Lien
         Obligations and Second Lien Obligations have been paid in full, to the Borrower or as otherwise required by Law.

SECTION 4.        PAYMENTS

                  4.1      PAYMENTS OVER

                  Unless and until all First Lien Obligations shall have been paid in full, any Common Collateral or proceeds thereof or any payment received by the Second Lien Collateral Agent or any Second Lien Claimholder from proceeds of the Common Collateral shall be segregated and held in trust and forthwith paid over to the First Lien Collateral Agent for application to the First Lien Obligations and Second Lien Obligations in the priority set forth in Section 3.2 in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The First Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the Second Lien Collateral Agent or any such Second Lien Claimholder. This authorization is coupled with an interest and is irrevocable.

                  4.2 PERMITTED PAYMENTS AND PREPAYMENTS OF SECOND LIEN OBLIGATIONS

                  (a) Notwithstanding anything to the contrary in this Agreement, the Borrower shall be entitled to make the required payments of interest and principal and other amounts due in respect of the Second Lien Obligations in accordance with the terms of the Agency Agreement and the Investor Notes.

                  (b)      Notwithstanding the foregoing provisions of Section
3.2 and Section 4.1, optional prepayments made pursuant to the terms of the Investor Notes may be made and applied to the Second Lien Obligations as specified therein.

SECTION 5.        OTHER AGREEMENTS

                  5.1      AMENDMENTS TO SECOND LIEN COLLATERAL DOCUMENTS

                  Without the prior written consent of the First Lien Collateral Agent, no provision of any Second Lien Collateral Document relating to the Common Collateral may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second Lien Collateral Document, would contravene the provisions of this Agreement.

                  5.2      RIGHTS AS UNSECURED CREDITORS

                  Except as otherwise set forth in Section 3.1 of this Agreement, the Second Lien Collateral Agent and the Second Lien Claimholders may exercise rights and remedies as unsecured creditors against the Borrower in accordance with the terms of the Agency Agreement, the Investor Notes and applicable Law. Except as otherwise set forth in Section 3.1 of this Agreement, nothing in this Agreement shall prohibit the receipt by the Second Lien Collateral Agent or any Second Lien Claimholder of the required payments of interest and principal and other amounts due in respect of the Second Lien Obligations so long as such receipt is not the direct or indirect result of the exercise by the Second Lien Collateral Agent or any Second Lien Claimholders of rights or remedies as a secured creditor or enforcement in contravention of this Agreement, the Agency Agreement or the Investor Notes of any Lien held by any of them.
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                  5.3      FIRST LIEN COLLATERAL AGENT AS BAILEE;
                           REPRESENTATIVE; RELATIONSHIP

                  (a) The First Lien Collateral Agent agrees to hold the Common Collateral that is in its possession or "control" (as defined in the UCC) (or in the possession or "control" of its agents or bailees) as bailee or as agent, as the case may be, for the Second Lien Collateral Agent and any assignee solely for the purpose of perfecting the security interest granted in such Collateral to the Second Lien Collateral Agent pursuant to the Agency Agreement or other applicable Collateral Documents, subject to the terms and conditions of this Section 5.3. For the avoidance of doubt, solely for purposes of perfecting the Liens in favor of the Second Lien Collateral Agent, the First Lien Collateral Agent agrees that it shall be the agent of the Second Lien Collateral Agent with respect to any Deposit Accounts or other documents or instruments included in the Common Collateral that are controlled or held by the First Lien Collateral Agent.

                  (b) Except as otherwise expressly provided for herein, until the First Lien Obligations are paid in full, the First Lien Collateral Agent shall be entitled to deal with the Common Collateral in accordance with the terms of this Agreement, the Laurus Security Agreement and the Ancillary Agreements as if the Liens of the Second Lien Claimholders under the Agency Agreement and Investor Notes did not exist. The rights of the Second Lien Collateral Agent and the Second Lien Claimholders with respect to the Common Collateral shall at all times be subject to the terms of this Agreement.

                  (c) The First Lien Collateral Agent shall have no obligation whatsoever to the Second Lien Collateral Agent or any Second Lien Claimholder to assure that the Common Collateral is genuine or owned by the Borrower or to preserve the rights or benefits of any Person.

                  (d) Neither the First Lien Collateral Agent nor any First Lien Claimholder shall have by reason of the Laurus Security Agreement, the Ancillary Agreements, this Agreement or any other document a fiduciary relationship in respect of the Second Lien Collateral Agent or any Second Lien Claimholder (each of the First Lien Claimholders so agreeing by its acceptance of the benefits of the Laurus Security Agreement and the Ancillary Agreements). Neither the Second Lien Collateral Agent nor any Second Lien Claimholder shall have by reason of the Agency Agreement, the Investor Notes, this Agreement or any other document a fiduciary relationship in respect of the First Lien Collateral Agent or any First Lien Claimholder.

                  (e) Each First Lien Claimholder (by its acceptance of the benefits of the Laurus Security Agreement and the Ancillary Agreements) hereby authorizes the First Lien Collateral Agent, upon the payment in full of the First Lien Obligations, to deliver to the Second Lien Collateral Agent the Common Collateral held or received by it, together with any necessary endorsement and any other proceeds of Common Collateral held by it.

                  (f) The First Lien Collateral Agent and the Second Lien Collateral Agent shall each be entitled to rely upon any certificate, notice, consent or other instrument in writing (including any facsimile transmission) believed by such Agent to be genuine and correct and to have been signed or sent or made by or on behalf of a proper Person.

                  5.4      REQUIRED SECOND LIEN LENDERS CONSENT TO CERTAIN
                           TRANSACTIONS

                  (a) Notwithstanding anything in the Laurus Security Agreement to the contrary, the Borrower agrees that, prior to the payment in full of the First Lien Obligations, no amendment of the Laurus Security Agreement or waiver of the terms of the Laurus Security Agreement shall be effective
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without the Borrower obtaining the consent to such amendment or waiver by the
Required Second Lien Lenders if such amendment or waiver seeks the consent of any of the Lenders to increase the Capital Availability Amount to an aggregate amount in excess of $5,000,000.

                  (b) The First Lien Collateral Agent agrees not to subordinate any Lien on the Common Collateral to the Lien of any other creditor of the Borrower without the consent of the Required Second Lien Lenders.

                  5.5      ACTIONS IN CONNECTION WITH CERTAIN REFINANCINGS

                  If, at any time concurrently with or after the First Lien Obligations are deemed for purposes of this Agreement "paid in full", the Borrower enters into a Refinancing (as defined below) of any First Lien Obligation, then the obligations under such Refinancing shall automatically and immediately be treated as First Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Common Collateral set forth herein, and the first lien collateral agent under the documents and other instruments evidencing such Refinancing (the "NEW FIRST LIEN AGENT") shall be deemed to be the First Lien Collateral Agent. Upon receipt of a notice stating that the Borrower has entered into a new loan document in connection with a Refinancing (which notice shall include the identity of the New First Lien Agent), the Second Lien Collateral Agent, with the consent of the Majority Investors (as defined in the Agency Agreement), shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the Borrower or such New First Lien Agent may reasonably request in order to provide to the New First Lien Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement. As used in this Section 5.5, the term "REFINANCING" means any modification, refinancing, refunding, renewal or extension of any First Lien Obligation, subject to the limitation in Section 5.4(a) hereof.

SECTION 6.        INSOLVENCY OR LIQUIDATION PROCEEDINGS

                  6.1      RELIEF FROM THE AUTOMATIC STAY

                  The Second Lien Collateral Agent and each Second Lien Claimholder agrees that it will not seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Common Collateral, without the prior written consent of the First Lien Collateral Agent and the Required First Lien Lenders. 6.2 NO WAIVER

                  Nothing contained herein shall prohibit or in any way limit the First Lien Collateral Agent or any First Lien Claimholder from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Second Lien Collateral Agent or any Second Lien Claimholder, including, without limitation, the seeking by the Second Lien Collateral Agent or any Second Lien Claimholder of Adequate Protection or the asserting by any Second Lien Claimholder of any of its rights and remedies under the Agency Agreement or the Investor Notes or otherwise.

                  6.3      PREFERENCE ISSUES

                  If any Claimholder is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower any amount received in connection with the Common Collateral (a "RECOVERY"), then the First Lien Obligations or Second Lien Obligations, as the case may be, of such Claimholder shall be reinstated to the extent of such Recovery and such Claimholder

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shall be entitled to receive payment in full of all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

SECTION 7.        WAIVERS; ETC.

                  7.1      NO WAIVER OF PROVISIONS

                  (a) No right of any of the First Lien Claimholders to enforce any provision of this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or any of its Subsidiaries or by any act or failure to act by any First Lien Claimholder or the First Lien Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, the Laurus Security Agreement, the Ancillary Agreements, the Agency Agreement or the Investor Notes, regardless of any knowledge thereof which the First Lien Collateral Agent or the First Lien Claimholders, or any of them, may have or be otherwise charged with.

                  (b) Each of the Second Lien Collateral Agent and each Second Lien Claimholder also agrees that the First Lien Claimholders and the First Lien Collateral Agent shall have no liability to the Second Lien Collateral Agent or any Second Lien Claimholders, and the Second Lien Collateral Agent and each Second Lien Claimholder hereby waives any claim against any First Lien Claimholder or the First Lien Collateral Agent arising out of any and all actions which any of the First Lien Claimholders or the First Lien Collateral Agent may take or permit or omit to take with respect to (i) the Laurus Security Agreement or the Ancillary Agreements, (ii) the collection of the First Lien Obligations or (iii) the foreclosure upon, or sale, liquidation or other Disposition of, the Common Collateral (except only, in the case of Common Collateral, to the extent such foreclosure, sale, liquidation or other disposition is not made in a commercially reasonable manner in accordance with the UCC or contrary to this Agreement or the Laurus Security Agreement, the Ancillary Agreements, the Agency Agreement or the Investor Notes). The Second Lien Collateral Agent and each Second Lien Claimholder agrees that the First Lien Collateral Agent and the First Lien Claimholders have no duty to them in respect of the maintenance or preservation of the Common Collateral.

                  (c) Unless and until the First Lien Obligations are paid in full, the Second Lien Collateral Agent and each Second Lien Claimholder agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshaling, appraisal, valuation or other similar right that may otherwise be available under applicable law or any other similar rights a secured creditor may have under applicable law.

                  7.2      OBLIGATIONS UNCONDITIONAL

                  All rights, interests, agreements and obligations of the First Lien Collateral Agent and the First Lien Claimholders and the Second Lien Collateral Agent and the Second Lien Claimholders, respectively, hereunder shall remain in full force and effect irrespective of:

                  (a) any lack of validity or enforceability of the Laurus Security Agreement, the Ancillary Agreements, the Agency Agreement or the Investor Notes;

                  (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations or Second Lien Obligations, or any amendment or waiver or other modification, including, without limitation, any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Laurus Security Agreement or of the terms of the Ancillary Agreements, the Agency Agreement or the Investor Notes made in accordance with their terms;

                  (c) any exchange, release or nonperfection of any security interest in any Common Collateral or any other collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations or Second Lien Obligations or any guarantee thereof;

                  (d) the commencement of any Insolvency or Liquidation Proceeding; or

                  (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Borrower in respect of the First Lien Obligations or of any Second Lien Claimholder in respect of this Agreement.

SECTION 8.        MISCELLANEOUS

                  8.1      SECOND LIEN LENDERS' REPRESENTATION

                  The Second Lien Lenders hereby represent and warrant that all Second Lien Lenders party to the Agency Agreement are signatories hereto.

                  8.2      CONSENT TO CONTROL AGREEMENT

                  The Second Lien Lenders hereby consent to the terms of the Deposit Account Control Agreement between the Second Lien Collateral Agent and Fleet National Bank with respect to the Borrower's deposit account with Fleet National Bank, Account No. 9429398649, and authorize the Second Lien Collateral Agent to execute such Deposit Account Control Agreement on our behalf.

                  8.3      NOTICE FROM FIRST LIEN COLLATERAL AGENT

                  The First Lien Collateral Agent hereby agrees to give prior written notice to the Second Lien Collateral Agent, the Second Lien Lenders and Fleet National Bank of the date of termination of the Laurus Security Agreement.

                  8.4      CONFLICTS

                  Except as expressly provided herein, in the event of any conflict between the provisions of this Agreement and the provisions of the Laurus Security Agreement, the Ancillary Agreements, the Agency Agreement or the Investor Notes with respect to the Common Collateral or the enforcement of the Claimholders' Liens, rights or remedies with respect thereto, the provisions of this Agreement shall govern. It is further expressly understood that the Lien priorities and other terms referred to herein shall not in any way modify or relieve the Borrower or any of its Subsidiaries of or from any liability or obligation that the Borrower or any of its Subsidiaries may have to the Claimholders under the Laurus Security Agreement, the Ancillary Agreements, the Agency Agreement or the Investor Notes.

                  8.5      CONTINUING NATURE OF THIS AGREEMENT

                  This Agreement (other than the provisions in Section 3.2) shall continue to be effective until all First Lien Obligations shall have been paid in full, and the provisions of Section 3.2 shall continue to be effective until all First Lien Obligations and Second Lien Obligations have been paid in full. This is a continuing agreement of lien subordination and the First Lien Claimholders may continue, at any time and without notice to the Second Lien Collateral Agent or any Second Lien Claimholder, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower or any Subsidiary on the faith hereof. Except as expressly provided herein or in the Agency Agreement, the Second Lien Collateral Agent and each Second Lien Claimholder hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.

                  8.6      AMENDMENTS; WAIVERS

                  No amendment, modification or waiver of any of the provisions of this Agreement by the Second Lien Collateral Agent, the Required Second Lien Lenders, the First Lien Collateral Agent, the Required First Lien Lenders or the Borrower shall be deemed to be made unless the same is made in writing and in accordance with Section 5.4 of this Agreement; PROVIDED, HOWEVER, that no amendment, modification or waiver of any of the provisions of this Agreement shall be effective unless approved by the Required First Lien Lenders and the Required Second Lien Lenders.

                  8.7      NOTICES

                  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be made in accordance with Section 27 of the Laurus Security Agreement in the case of the First Lien Collateral Agent or any First Lien Lender or in accordance with
Section 25 of the Agency Agreement in the case of the Second Lien Collateral Agent or any Second Lien Lender.

                  8.8      FURTHER ASSURANCES

                  The Second Lien Collateral Agent and each Second Lien Claimholder agrees that each of them shall, at the Borrower's expense, take such further action and shall execute and deliver to the First Lien Collateral Agent and the First Lien Claimholders such additional documents and instruments (in recordable form, if requested) as the First Lien Collateral Agent or the other First Lien Claimholders may reasonably request to effectuate the terms of and the Lien subordination contemplated by this Agreement.

                  8.9      GOVERNING LAW

                  This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

                  8.10     SPECIFIC PERFORMANCE

                  Each of the First Lien Collateral Agent, the Second Lien Collateral Agent and the Claimholders may demand specific performance of this Agreement. Each of the First Lien Collateral Agent and each First Lien Claimholder (by its acceptance of the benefits of the Laurus Security Agreement and the Ancillary Agreements), the Second Lien Collateral Agent, and each Second Lien Claimholder, as the case may be, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the other Person.

                  8.11     SECTION TITLES; TIME PERIODS

                  The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement, except when used to reference such sections. In the computation of time periods, unless otherwise specified, the word "FROM" means "FROM AND INCLUDING" and each of the words "TO" and "UNTIL" means "TO BUT EXCLUDING" and the word "THROUGH" means "TO AND INCLUDING". The term "INCLUDING" when used in this Agreement means "including without limitation", except when used in the computation of time periods.

                  8.12     COUNTERPARTS

                  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. The First Lien Collateral Agent and the Second Lien Collateral Agent may also require that any such documents and signatures delivered by telecopier be confirmed by a manually-signed original thereof; PROVIDED that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.

                  8.13     EFFECTIVENESS

                  This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Borrower or any of its Subsidiaries shall include the Borrower or any of its Subsidiaries as debtor and debtor-in-possession and any receiver or trustee for the Borrower or any of its Subsidiaries (as the case may be) in any Insolvency or Liquidation Proceeding.



                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.




                           LAURUS MASTER FUND, LTD, as First Lien Collateral Agent and as First Lien Lender


                               By: /s/ David Grin
                                   -------------------------------------

                               Name: David Grin
                                     -----------------------------------

                               Title: Director
                                      ----------------------------------




                           DEUTSCHE BANK TRUST COMPANY AMERICAS, as
                           Second Lien Collateral Agent


                               By: /s/ Stephen T. Hessler
                                   -------------------------------------

                               Name: Stephen T. Hessler
                                     -----------------------------------

                               Title: President
                                      ----------------------------------

                           SECOND LIEN LENDERS:


                           DEUTSCHE BANK AG LONDON,
                               by DB ADVISORS LLC  as Investment Advisor


                               By: /s/ Jon H. Achon
                                   -------------------------------------

                               Name: Jon H. Achon
                                     -----------------------------------

                               Title: COO
                                      ----------------------------------


                               By: /s/ Pam Kiernan
                                   -------------------------------------

                               Name: Pam Kiernan
                                     -----------------------------------

                               Title: Managing Director
                                      ----------------------------------


                           VANTAGEPOINT VENTURE PARTNERS III (Q), L.P.,
                               by VANTAGEPOINT VENTURE ASSOCIATES III, L.L.C., its general partner


                               By: /s/ James D. Marver
                                   -------------------------------------

                               Name: James D. Marver
                                     -----------------------------------

                               Title: Managing Member
                                      ----------------------------------



                           VANTAGEPOINT VENTURE PARTNERS III, L.P.,
                               by VANTAGEPOINT VENTURE ASSOCIATES III, L.L.C., its general partner


                               By: /s/ James D. Marver
                                   -------------------------------------

                               Name: James D. Marver
                                     -----------------------------------

                               Title: Managing Member
                                      ----------------------------------



                           VANTAGEPOINT COMMUNICATIONS PARTNERS, L.P.,
                               by VANTAGEPOINT COMMUNICATIONS ASSOCIATES,
                               L.L.C., its general partner


                               By: /s/ James D. Marver
                                   -------------------------------------

                               Name: James D. Marver
                                     -----------------------------------

                               Title: Managing Member
                                      ----------------------------------



                           VANTAGEPOINT VENTURE PARTNERS 1996, L.P., by
                               VANTAGEPOINT ASSOCIATES, L.L.C., its
                               general partner


                               By: /s/ James D. Marver
                                   -------------------------------------

                               Name: James D. Marver
                                     -----------------------------------

                               Title: Managing Member
                                      ----------------------------------



                           DSL.NET, INC., as Borrower


                               By: /s/ Robert J. DeSantis
                                   -------------------------------------

                               Name: Robert J. DeSantis
                                     -----------------------------------

                               Title: Chief Financial Officer
                                      ----------------------------------